Exhibit 10.3

ESCROW AGREEMENT

HỢP ĐỒNG PHONG TỎA CỔ PHIẾU

THIS ESCROW AGREEMENT (this “Agreement”) is made as of August 6, 2009, by and among ENSIGN SERVICES, INC., a Nevada corporation (the “Acquiror”), each of the Persons listed on Exhibit BB hereto, who are (collectively the “Shareholders” and individually a “Shareholder”), TIMEX PETROL, JSC, a mainly owned subsidiary of Tin Nghia Company, Ltd., a Vietnamese Limited Company (the “Company”) (the Acquiror, the Shareholders and the Company are hereinafter collectively referred to as the “Parties”), and SICHENZIA ROSS FRIEDMAN FERENCE LLP, with an address at 61 Broadway, New York, New York 10006 (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Share Exchange Agreement referred to in the first recital.

HỢP ĐỒNG PHONG TỎA CỔ PHIẾU NÀY (“Hợp Đồng” này) được lập vào ngày 6 tháng 8, năm 2009, bởi ENSIGN SERVICES, INC., một công ty tại Nevada (“Bên Mua”), từng Thể Nhân trong Phụ lục BB (cùng nhau được gọi là “Các Cổ Đông”, và tách riêng được gọi là một “Cổ Đông”), TIMEX PETROL, JSC, một công ty con của Công Ty TNHH Tín Nghĩa, một pháp nhân Việt Nam, (gọi là “Công Ty”) (Bên Mua, Các Cổ Đông và Công Ty được gọi cùng nhau là “Các Bên”), cùng SICHENZIA ROSS FRIEDMAN FERENCE LLP có địa chỉ tại số 61 Broadway, New York, New York 10006 (“Đại Diện Phong Tỏa”). Các thuật ngữ in hoa được sử dụng nhưng không được định nghĩa sẽ được hiểu như ý nghĩa trong Hợp Đồng Chuyển Đổi Cổ Phiếu trong văn kiện đầu.

W I T N E S S E T H:

XÁC NHẬN:

WHEREAS, on March 19, 2009, the Parties entered into a Share Exchange Agreement (the “Share Exchange Agreement”), pursuant to which, the Acquiror agreed to issue to the Shareholders an aggregate of 45,900,000 shares of common stock of the Acquiror in exchange for all of the issued and outstanding stock of the Company; and

XÉT RẰNG: vào ngày 19 tháng 06 năm 2009, Các Bên đã ký kết Hợp Đồng Chuyển Đổi Cổ Phiếu (“Hợp Đồng Chuyển Đổi Cổ Phiếu”), theo đó Bên Mua đã đồng ý phát hành cho Các Cổ Đông tổng cộng 45,900,000 cổ phiếu phổ thông của Bên Mua và đổi lấy tất cả cổ phiếu đã phát hành đang lưu hành của Công Ty; và

WHEREAS, on August 6, 2009, the Parties entered into Amendment No. 1 to the Share Exchange Agreement (the “Amendment”), pursuant to which it was agreed that, at closing, the Acquiror shall place an aggregate of 30,405,800 shares of Acquiror’s common stock (the “Acquiror Shares”) in escrow and the Shareholders shall place 10,885,318 shares of the Company’s common stock being 51% of the total issued and outstanding shares of the Company (the “Company Shares”) in escrow pending the approval and registration of such transfers in accordance with the applicable Vietnamese laws and regulations; and

XÉT RẰNG: vào ngày 6 tháng 08 năm 2009, Các Bên ký kết Bản Sửa Đổi Bổ Sung Thứ Nhất của Hợp Đồng Chuyển Đổi Cổ Phiếu (“Bản Sửa Đổi Bổ Sung”), theo đó thống nhất rằng vào thời điểm đóng, Bên Mua sẽ phong tỏa tổng số 30,405,800 cổ phiếu phổ thông của Bên Mua (“Cổ Phiếu Của Bên Mua”), và đồng thời Các Cổ Đông cũng phong tỏa tổng số 10,885,318 cổ phiếu phổ thông của Công Ty tương ứng với 51% tổng số cổ phiếu đã phát hành và đang lưu hành của Công Ty (“Cổ Phiếu Của Công Ty”) để chờ được đăng ký và phê duyệt việc chuyển nhượng theo pháp luật và luật lệ hiện hành của Việt Nam; và

WHEREAS, the Shareholders have requested that the Escrow Agent hold the Acquiror Shares and the Company Shares in escrow upon the terms and conditions set forth herein;

XÉT RẰNG: Các Cổ Đông yêu cầu Đại Diện Phong Tỏa giữ những Cổ Phiếu Của Bên Mua và Cổ Phiếu Của Công Ty trong tài khoản phong tỏa theo những điều khoản và điều kiện ở đây;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

VÌ VẬY, HÔM NAY, xét đến các thỏa thuận và hứa hẹn giữa đôi bên được nhắc đến trong đây, cùng những xem xét có hiệu lực và giá trị khác, cùng việc nhận và tình trạng đầy đủ tư cách pháp lý đã được công nhận và sẽ bị ràng buộc pháp lý trong đây, các bên thống nhất những điều sau:

TERMS OF THE ESCROW

CÁC ĐIỀU KHOẢN PHONG TỎA

1.1

The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Acquiror Shares and the Company Shares in escrow in accordance with the terms and conditions hereof.

Các bên đồng ý lập nên một tài khoản phong tỏa với Đại Diện Phong Tỏa, trong đó Đại Diện Phong Tỏa sẽ nắm giữ Cổ Phiếu Của Bên Mua và Cổ Phiếu Của Công Ty trong tài khoản phong tỏa theo những điều khoản và điều kiện ở đây.

1.2

The Acquiror shall deliver the certificates representing the Acquiror Shares to the Escrow Agent in the names of the respective Shareholders as indicated on Exhibit BB to the Share Exchange Agreement.

Bên Mua sẽ phát hành các chứng chỉ đại diện cho những Cố Phiếu Của Bên Mua cho Đại Diện Phong Tỏa theo tên của Các Cổ Đông tương ứng, như được nhắc đến trong Phụ lục BB của Hợp Đồng Chuyển Đổi Cổ Phiếu.

1.3

The Shareholders shall deliver the certificates representing the Company Shares to the Escrow Agent together with medallion guaranteed stock powers (or such transfer documents required by applicable law) such that the certificates may be placed in the name of the Acquiror upon their release from escrow in accordance with the terms hereof.

Các Cổ Đông sẽ phát hành chứng chỉ đại diện cho những Cố Phiếu Của Công Ty cho Đại Diện Phong Tỏa cùng với quyền hạn cổ phiếu có dấu chứng nhận bảo đảm (hoặc các tài liệu chuyển nhượng được pháp luật hiện hành yêu cầu) và chứng chỉ này sẽ theo tên của Bên Mua như khi được giải phóng khỏi tài khoản phong tỏa theo những điều khoản kèm theo đây.

1.4

Upon receipt of evidence of the approval and registration of the acquisition by the Acquiror of up to an additional 51%, or such fractional interests thereof as agreed from time to time by the parties, of the issued and outstanding capital of the Company, in accordance with all applicable Vietnamese laws and regulations, and an opinion of counsel licensed to practice law in Vietnam, regarding the approval and registration of such acquisition, the Escrow Agent shall release the Acquiror Shares to the Shareholders and the Company Shares to the Acquiror.

Khi đã nhận được bằng chứng về việc đăng ký và phê chuẩn Bên Mua mua thêm 51% hoặc một phần thêm vốn đã phát hành đang lưu hành của Công Ty theo pháp luật và luật hiện hành Việt Nam được các bên thỏa thuận, cùng văn bản ý kiến từ một luật sư được cấp phép theo luật Việt Nam nói về việc đăng ký và phê chuẩn việc mua đó, Đại Diện Phong Tỏa sẽ giải phóng Cổ Phiếu Của Bên Mua cho Các Cổ Đông và giải phóng Cổ Phiếu Của Công Ty cho Bên Mua.

1.5

Unless otherwise agreed by the parties, all Acquiror Shares and the Company Shares remaining in escrow with the Escrow Agent on December 31, 2012 shall be returned by the Escrow Agent to the Acquiror Shareholders and the Shareholders without any further action by any of the parties hereto.

Trừ khi được các bên thỏa thuận khác, tất cả Cổ Phiếu Của Bên Mua và Cổ Phiếu Của Công Ty còn lại trong tài khoản phong tỏa với Đại Diện Phong Tỏa vào ngày 31 tháng 12 năm 2012 sẽ được Đại Diện Phong Tỏa trao trả lại cho Các Cổ Đông Của Bên Mua và Các Cổ Đông mà không cần một hành động gì thêm từ các bên.

ARTICLE II – ĐIỀU II

MISCELLANEOUS – CÁC ĐIỀU KHOẢN KHÁC

2.1

No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

Không có điều khoản miễn trừ hay việc vi phạm bất kỳ điều khoản nào ở đây được xem như sự miễn trừ đối với bất kỳ vi phạm nào trước hoặc sau đó, hoặc miễn trừ đối với bất kỳ thỏa thuận hay điều khoản nào khác trong đây. Các sự kiện gia hạn cho việc hoàn thành các nghĩa vụ hay hành động nào sẽ không được xem là việc gia hạn cho bất kỳ nghĩa vụ hay hành động nào khác.

2.2

All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

Tất cả các thông báo hay thông tin liên lạc được yêu cầu hay cho phép ở đây phải được trình bày dưới dạng văn bản, và sẽ được gửi đi như đề cập trong Hợp Đồng Mua.

2.3

This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

Hợp Đồng Phong Tỏa Cổ Phiếu này sẽ có ràng buộc và hiệu lực đối với quyền lợi của người kế nhiệm được cho phép và người được chỉ định của các bên liên quan.

2.4

This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

Hợp Đồng Phong Tỏa Cổ Phiếu này là bản cuối cùng, chứa tất cả những thỏa thuận giữa các bên về vấn đề được đề cập trên đây, và thay thế những cách hiểu khác được hình thành trước đây liên quan đến vấn đề này. Hợp Đồng Phong Tỏa Cổ Phiếu này sẽ không được chỉnh sửa, thay đổi, thêm vào hay hủy đi, cũng như những nghĩa vụ trong nó sẽ không bị miễn trừ, trừ khi có văn bản được ký bởi các bên, hoặc bởi các đại diện được ủy quyền một cách hợp pháp bằng văn bản, hoặc được đồng ý trong hợp đồng này.

2.5

Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

Khi cần thiết theo ngữ cảnh của Hợp Đồng Phong Tỏa Cổ Phiếu này, từ ngữ số ít có thể bao gồm số nhiều và tính nam có thể bao gồm tính nữ. Hợp Đồng Phong Tỏa Cổ Phiếu này sẽ không được hiểu như thể nó được soạn thảo bởi một bên, trái lại sẽ được hiểu dưới ngữ cảnh tất cả các bên đã soạn thảo ra cùng một nội dung. Trừ khi được diễn đạt khác đi, tất cả các tham chiếu là cho các Điều khoản của Hợp Đồng Phong Tỏa Cổ Phiếu này.

2.6

The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

Các bên cũng thống nhất rằng Hợp Đồng Phong Tỏa Cổ Phiếu này được chi phối bởi, được hiểu và áp dụng theo luật pháp của Bang New York. Bất kỳ hành động nào nhằm áp dụng, được xuất phát hay liên quan tới những điều khoản của Hợp Đồng này bằng bất kỳ hình thức nào sẽ chỉ được đem ra xét xử tại tòa án của tiểu bang hoặc liên bang tại Thành phố New York.

2.7

The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

Những nghĩa vụ của Đại Diện Phong Tỏa trong đây sẽ chỉ có thể được thay đổi, chỉnh sửa, bổ sung hay rút lại bằng văn bản được ký bởi Công Ty, từng Người Mua và Đại Diện Phong Tỏa.

2.8

The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

Đại Diện Phong Tỏa chỉ có trách nhiệm ràng buộc đối với các nghĩa vụ được đề cập cụ thể trong đây, có thể dựa vào và được bảo vệ nếu dựa vào hoặc từ chối thực thi bất kỳ văn bản nào mà Đại Diện Phong Tỏa tin tưởng một cách hợp lý rằng đó là thật và được ký hay trình diện bởi một bên hay các bên liên quan. Đại Diện Phong Tỏa sẽ không phải chịu trách nhiệm cá nhân đối với bất kỳ hành động nào mà Đại Diện Phong Tỏa thực hiện hay không thực hiên theo đây, một khi Đại Diện Phong Tỏa đã hành động một cách có trách nhiệm và không có một sự bất cẩn, lừa dối hay làm sai có chủ đích nào, việc Đại Diện Phong Tỏa thực thi hoặc không thực thi xuất phát từ lời khuyên của luật sư của Đại Diện Phong Tỏa có thể là bằng chứng mang tính quyết định cho việc Đại Diện Phong Tỏa đã hành động một cách có trách nhiệm và không có một sự bất cẩn, lừa dối hay làm sai có chủ đích nào đó.

2.9

The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

Qua đây Đại Diện Phong Tỏa được ủy quyền để có thể không tuân theo bất kỳ và tất cả các cảnh báo từ bất kỳ bên nào theo đây, hoặc từ bất kỳ thể nhân hay công ty nào khác, ngoại trừ những lệnh hay quyết định của tòa án, qua đây Đại Diện Phong Tỏa cũng được ủy quyền để chấp hành và tuân theo những lệnh, phán quyết hay nghị định của bất kỳ tòa án nào. Trong trường hợp Đại Diện Phong Tỏa chấp hành hay tuân thủ những lệnh, phán quyết hay nghị định đó, Đại Diện Phong Tỏa sẽ không phải chịu trách nhiệm trước bất kỳ bên nào trong đây hoặc trước bất kỳ thể nhân, công ty hay doanh nghiệp nào do việc những sắc lệnh sau đó bị thay đổi, chỉnh sửa, bãi bỏ, hủy bỏ hoặc bị phát hiện là được tuyên bố mà không có thẩm quyền.

2.10

The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

Đại Diện Phong Tỏa sẽ không chịu trách nhiệm đối với bất kỳ vấn đề gì liên quan đến danh tính, giấy phép cũng như quyền hạn của các bên thực thi hoặc chuyển giao hoặc có ý định thực thi/ chuyển giao Hợp Đồng Mua hay bất kỳ tài liệu/ giấy tờ nào được ký gửi hoặc yêu cầu mà không phải do lỗi bất cẩn rõ ràng, lừa gạt hoặc sai phạm có chủ đích của Đại Diện Phong Tỏa.

2.11

The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

Đại Diện Phong Tỏa sẽ có quyền tuyển dụng cố vấn pháp lý và các chuyên gia khác khi thấy cần thiết và hợp lý nhằm tư vấn cho Đại Diện Phong Tỏa thực hiện các nghĩa vụ của mình trong đây, có thể dựa vào sự tư vấn đó, và có thể chi trả cho cố vấn một khoản thù lao hợp lý; miễn là các khoản thù lao đó do Đại Diện Phong Tỏa tự chi trả.

2.12

The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

Trách nhiệm của Đại Diện Phong Tỏa sẽ bị hủy nếu Đại Diện Phong Tỏa từ bỏ trách nhiệm bằng cách gửi thông báo bằng văn bản đến Công Ty và những Người Mua. Trong trường hợp từ bỏ trách nhiệm như vậy, những Người Mua và Công Ty sẽ chỉ định một Đại Diện Phong Tỏa tiếp nối và Đại Diện Phong Tỏa ban đầu sẽ chuyển giao cho Đại Diện Phong Tỏa mới đó các quỹ phong tỏa và tài liệu khác mà Đại Diện Phong Tỏa đó giữ.

2.13

If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

Nếu Đại Diện Phong Tỏa yêu cầu một cách hợp lý các văn kiện thêm khác liên quan đến Hợp Đồng Phong Tỏa Cổ Phiếu hoặc các nghĩa vụ liên quan, các bên cần thiết sẽ cùng tham gia cung cấp những văn kiện tài liệu đó.

2.14

It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore

Các bên hiểu và thống nhất rằng, nếu có bất kỳ tranh chấp nào nảy sinh liên quan đến việc chuyển giao và/hay sở hữu hoặc quyền sở hữu các tài liệu được Đại Diện Phong Tỏa lưu giữ, Đại Diện Phong Tỏa sẽ có quyền hạn và được chỉ đạo, trong quyền quyết định của chính Đại Diện Phong Tỏa, để (1) giữ lại trong quyền sở hữu của mình một phần hay tất cả những giấy tờ hoặc quỹ được phong tỏa nói trên mà không phải chịu trách nhiệm trước bất kỳ ai cho đến khi những tranh chấp trên được giải quyết bởi một văn bản thỏa thuận song phương giữa các bên liên quan, bởi một lệnh, nghị định hay phán quyết cuối cùng, hoặc bởi một tỏa án có thẩm quyền sau khi thời hạn kháng án đã qua và không có sự kháng án nào được hoàn thành, nhưng Đại Diện Phong Tỏa sẽ không phải chịu bất cứ nhiệm vụ nào nhằm tiến hành hay bảo vệ những vụ kiện đó, hoặc (2) để chuyển giao cho tòa án cấp tiểu bang hay Liên Bang có đủ thẩm quyền giải quyết vụ việc đặt tại Thành phố New York các quỹ phong tỏa và bất kỳ tài sản và tài liệu nào khác do Đại Diện Phong Tỏa giữ theo đúng quy trình thích hợp hợp lệ.

2.15

The Company, the Acquiror, the Acquiror Shareholders and the Shareholders agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

Công Ty, Bên Mua, Các Cổ Đông Bên Mua và Các Cổ Đông, cùng nhau và riêng rẽ, đồng ý bảo đảm và bảo vệ Đại Diện Phong Tỏa cùng các đối tác, nhân viên và các đại diện của mình khỏi tất cả và bất kỳ các khiếu nại, trách nhiệm pháp lý, chi phí hoặc phí tổn phát sinh bằng bất kỳ cách thức nào từ hoặc liên quan đến các nhiệm vụ hay việc thực hiện của Đại Diện Phong Tỏa trong đây, từ các giao dịch phát sinh, hoặc do Hợp Đồng Mua, trừ khi những khiếu nại, trách nhiệm pháp lý, chi phí hoặc phí tổn đó xảy ra trong phạm vi chúng được những phán quyết cuối cùng không chấp nhận kháng cáo của tòa án có thẩm quyền xác định là do sự bất cẩn, lừa gạt hay sai phạm có chủ đích từ phía Đại Diện Phong Tỏa.

2.16

It is understood and agreed that the duties of the Escrow Agent hereunder are purely ministerial in nature and do not represent a conflict of interest for the Escrow Agent to act, or continue to act, as counsel for any party to this Escrow Agreement.

Các nghĩa vụ của Đại Diện Phong Tỏa trong đây được hiểu và thống nhất là đơn thuần mang tính bộ ngành và không làm nảy sinh xung đột lợi ích với Đại Diện Phong Tỏa trong việc hoạt động hay tiếp tục hoạt động với tư cách là có vấn cho bất kỳ bên nào trong Hợp Đồng Phong Tỏa Cổ Phiếu này.

2.17

The Escrow Agent shall be permitted to act as counsel for the Company in any transaction and/or dispute including any dispute between the Company and the Purchasers, whether or not the Escrow Agent is then holding the documents or escrow funds held by the Escrow Agent hereunder.

Đại Diện Phong Tỏa sẽ được cho phép hoạt động với tư cách là cố vấn của Công Ty trong bất kỳ giao dịch và/hoặc tranh chấp nào, bao gồm bất kỳ tranh chấp nào giữa Công Ty và những Người Mua, bất chấp Đại Diện Phong Tỏa có đang nắm giữ các tài liệu hay quỹ phong tỏa đó hay không.

************************

COUNTERPART SIGNATURE PAGE

TRANG CHỮ KÝ

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Hai bên cùng thỏa thuận thực hiện và thực thi Hợp Đồng này kể từ ngày được đề cập đầu tiên ở trên.

ACQUIROR

ENSIGN SERVICES, INC.

By: /s/ Patricia Skarpa

Name: Patricia Skarpa

Title: President

_______________________________

Witness

COUNTERPART SIGNATURE PAGE

TRANG CHỮ KÝ

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Hai bên cùng thỏa thuận thực hiện nghiêm túc và giao Hợp Đồng này kể từ ngày được đề cập đầu tiên ở trên.

THE COMPANY:

TIN NGHIA PETROL JOINT-STOCK COMPANY

By: /s/ Quach Van Duc

Name: Quach Van Duc

Title:

Witness

COMPANY SHAREHOLDERS:

Mr. Quach Van Duc	Witness

Mr. Le Huu Tinh	Witness

Ms. Nguyen Thi Bach Huong	Witness

Mr. Do Van Thang	Witness

Mr. Le van Danh	Witness

COUNTERPART SIGNATURE PAGE

TRANG CHỮ KÝ

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Hai bên cùng thỏa thuận thực hiện nghiêm túc và giao Hợp Đồng này kể từ ngày được đề cập đầu tiên ở trên.

ESCROW AGENT

SICHENZIA ROSS FRIEDMAN FERENCE LLP

By: /s/ Richard A. Friedman

Name: Richard A. Friedman

Title: Partner

EXHIBIT BB

BẢNG BB

SHARES AND ACQUIROR SHARES TO BE EXCHANGED

CỔ PHIẾU VÀ CỔ PHIẾU CỦA BÊN MUA ĐƯỢC CHUYỂN ĐỔI

Total Shares to be delivered by the Shareholders to Acquiror at the Initial Closing:

Tổng số Cổ Phiếu do Cổ Đông chuyển giao cho Bên Mua tại Thời Điểm Đóng Ban Đầu: 10,458,442

Total Shares to be delivered by the Shareholders to Acquiror at the Subsequent Closing:

Tổng số Cổ Phiếu do Cổ Đông chuyển giao cho Bên Mua tại Thời Điểm Đóng Tiếp Theo: 10,885,318

Total Acquiror Shares to be delivered by the Acquiror to the Shareholders at the Initial Closing:

Tổng số Cổ Phiếu Bên Mua chuyển giao cho các Cổ Đông tại Thời Điểm Đóng Ban Đầu: 15,494,200

Total Acquiror Shares to be delivered by the Acquiror to the Shareholders at the Subsequent Closing:

Tổng số Cổ Phiếu Bên Mua chuyển giao cho các Cổ Đông tại Thời Điểm Đóng Tiếp Theo: 30,405,800

Name & Address of Each Shareholder Tên và địa chỉ của mỗi cổ đông	No. of Shares of Company Owned Số lượng cổ phiếu sở hữu	Percentage of Total Shares Owned Phầm trăm tổng cổ phiếu sở hữu	No. of Acquiror’s Shares of Common Stock Issued at the Initial Closing Số lượng cổ phiếu thường của Bên Mua phát hành trong Thời Điểm Đóng Ban Đầu	No. of Acquiror’s Common Stock to be delivered at Subsequent Closing Số lượng cổ phiếu thường của Bên Mua phát hành trong Thời Điểm Đóng Tiếp Theo
Tin Nghia, One Member Limited Liability Company	21,343,760	100%	15,494,200	30,405,800